Exhibit 10.1

AMENDMENT TO SPECIAL WARRANTY DEED

WHEREAS, Odessa Industrial Development Corporation d/b/a Grow Odessa (“Grantor”) and Texas Critical Data Centers, LLC (“Grantor”) entered into a certain Real Estate Sales Contract (“Contract”) with regard to the following described property:

Being a 235.00 acre tract of which 221.51 acres are in that certain 519.59 acre tract as described in Document Number 2008-00010071, located in a portion of the Gee McMeans Survey Number 1 as recorded in Volume 2, Page 174, Patent Records of Ector County, Texas, a portion of the Mat Atwood Pre-Emption Survey as recorded in Volume 2, Page 38, Patent Records of Ector County, Texas, the J.B. Atwood Pre-Emption Survey as recorded in Volume 2, Page 108 of the Patent Records of Ector County, Texas, and the Sidney Pitt Pre-Emption Survey as recorded in Volume 2, Page 35 of the Ector County Patent Records and 13.49 acres are in that certain 33.06 acre tract as described in Document Number 2010-00001417, the Official Public Records, Ector County, Texas, located in Section 40, Block 41, T-2-S, T&P RR Co. Survey, Ector County, Texas and being more particularly described by metes and bounds on Exhibit “B” attached hereto, (the “Property”)

WHEREAS, the Parties closed on the contract on July 25, 2025;

WHEREAS, the parties executed a Special Warranty Deed that was recorded as Document No. 2025-00014469 in the Official Public Records, Ector County, Texas (the “Deed”). The Deed contained a Right to Repurchase as its Exhibit A that granted Grantor the right to repurchase the Property upon the failure of certain Triggering Events (as defined therein);

WHEREAS, the parties now wish to amend the Deed to modify the right to repurchase;

NOW, THEREFORE, in consideration of the mutual covenants, agreements, and promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

Exhibit A of the Special Warranty Deed recorded as Document No. 2025-00014469 is deleted in its entirety and replaced with the following:

Exhibit A

Right to Repurchase

Odessa Industrial Development Corporation d/b/a Grow Odessa (“Grantor”) shall be entitled to repurchase the property described herein if construction of the foundation for the first phase of Texas Critical Data Centers, LLC’s project is not initiated within twenty-four (24) months of the date of recording of this Amendment to Special Warranty Deed; provided, however, that for purposes of this provision, “initiated” means the commencement of pouring the foundation for at least one (1) building of reasonably comparable size to support a data center on the usable acreage of the Property in Purchaser’s reasonable discretion, subject to reasonable modifications based on construction and engineering requirements (the “Triggering Event”). Upon the occurrence of the Triggering Event, Grantor shall, at any point thereafter, by refunding eighty percent (80%) of the Purchase Price of the Property (the purchase price being $1,527,500.00), be entitled to repurchase the Property together with any and all improvements located thereon. Grantor shall notify Grantee, by certified letter, mailed to Grantee’s last known address, of its repurchase of the Property together with all improvements thereon, and shall simultaneously tender payment to a title company of Grantor’s choice to be paid over to Grantee upon delivery of the warranty deed by Grantee. Grantee shall, within sixty (60) days of the receipt of said notice, consummate said repurchase by delivery of a good and sufficient special warranty deed conveying the Property to Grantor. Should the said repurchase not be so consummated at the termination of said sixty (60) day period, title to the above-described Property shall automatically revert to and vest in Grantor, its successors and assigns, and Grantor shall be entitled to immediate possession of the premises and improvements thereon if any; provided, however, that such reversion shall not affect any mortgage or lien which may be in good faith legally existing upon said premises or upon any improvements thereon.

All other terms of the Deed shall remain the same.

EXECUTED this 25 day of March, 2026.

GRANTOR

ODESSA INDUSTRIAL DEVELOPMENT CORPORATION

/s/ Jimmy Cox
	By:	Jimmy Cox, President

THE STATE OF TEXAS

COUNTY OF ECTOR

This instrument was acknowledged before me on the 25 day of March, 2026, by Jimmy Cox, President of Odessa Industrial Development Corporation d/b/a Grow Odessa, a Texas not-for-profit corporation, on behalf of said corporation.

/s/ Christopher J. Terry
NOTARY PUBLIC, STATE OF TEXAS

GRANTEE:

TEXAS CRITICAL DATA CENTERS, LLC

/s/ E. Will Gray II
E. Will Gray II, Manager

THE STATE OF TEXAS

COUNTY OF MIDLAND

This instrument was acknowledged before me on the 27 day of March, 2026, by E. Will Gray II, Manager of TEXAS CRITICAL DATA CENTERS, LLC, a Delaware limited liability company, on behalf of said company.

/s/ Shaye Farris
NOTARY PUBLIC, STATE OF TEXAS

Exhibit B

METES & BOUNDS DESCRIPTION OF A 235.00-

ACRE TRACT LOCATED IN A 221.51-ACRE

TRACT IN DOCUMENT NO. 2008-00010071 &

A 13.49-ACRE TRACT IN DOCUMENT NO.

2010-00001417 OF THE OFFICIAL PUBLIC

RECORDS OF ECTOR COUNTY, TEXAS

BEING A 235.00-ACRE TRACT OF WHICH 221.51-ACRES ARE IN THAT CERTAIN 519.59-ACRE TRACT AS DESCRIBED IN DOCUMENT NO. 2008-00010071, AND 13.49-ACRES ARE IN THAT CERTAIN 33.06-ACRE TRACT AS DESCRIBED IN DOCUMENT NO. 2010-00001417 THE OFFICIAL PUBLIC RECORDS OF ECTOR COUNTY, TEXAS LOCATED IN A PORTION OF THE GEE McMEANS SURVEY NUMBER 1 AS RECORDED IN VOLUME 2, PAGE 174, PATENT RECORDS OF ECTOR COUNTY, TEXAS, A PORTION OF THE MAT ATWOOD PRE-EMPTION SURVEY AS RECORDED IN VOLUME 2, PAGE 38, PATENT RECORDS OF ECTOR COUNTY, TEXAS, THE J.B. ATWOOD PRE-EMPTION SURVEY AS RECOREDED IN VOLUME 2 PAGE 108 OF THE PATENT RECORDS OF ECTOR COUNTY, TEXAS AND THE SIDNEY PITT PRE-EMPTION SURVEY AS RECORDED IN VOLUME 2, PAGE 35 OF THE ECTOR COUNTY PATENT RECORDS, AND BEING MORE PARTICULARLY DESCRIBED BELOW:

BEGINNING at (Y= 10,635,916.72’ & X= 1,681,192,44’) a1/2” Iron Rod with cap marked “LCA ODESSA TX” set at the northwest corner of this tract on the west line of said Gee McMeans Survey and the east line of Section 37, Block 42, T-2-S, T&P RR Co. Survey, Ector County Texas, whence a 3” Brass Disk found in concrete (Control Monument) marked “TESCO” at the north west corner of said Gee McMeans Survey and the northeast corner of said Section 37 and the northwest corner of said 519.59-Acre Tract bears North 14°10’11” West, a distance of 1,670.39 feet;

THENCE North 75°48’51” East through said 519.59-Acre Tract and said 33.06-Acre Tract, pass the common east line of said 519.59-Acre Tract and the west line of said 33.06-Acre Tract at 5,268.69 feet, in all a total distance of 5,557.77 feet to a 1/2” Iron Rod with cap marked “LCA ODESSA TX” set at the north east corner of this tract on the east line of said 33.06-acre tract and the west curved right-of-way line of LOOP 338 EAST, a 200-foot right-of-way as described in Volume 1159, Page 1086 of the Deed Records of Ector County, Texas and having a radial bearing of South 73°16’00“ West;

THENCE along said curve to the right in a southeasterly direction, having a radius length of 11,359.15 feet, a delta angle of 02°35’43”, an arc length of 514.52 feet, a chord length of 514.47 feet bearing South 15°26’09” East to a 1/2” Iron Rod with cap marked “LCA ODESSA TX” (Control Monument) found at the Point of Tangency;

THENCE South 14°08’17” East with the east line of said 33.06-Acre Tract and the west right-of-way line of said LOOP 338 EAST, a distance of 1,447.22 feet to a 1/2” Iron Rod with cap marked “LCA ODESSA TX” set at the southeast corner of this tract;

THENCE South 75°08’19” West through said 519.59-Acre Tract and said 33.06-Acre Tract, pass the common east line of said 519.59-Acre Tract and the west line of said 33.06-Acre Tract at 299.78 feet, in all a total distance of 4,718.68 feet to a 1/2” Iron Rod with cap marked “LCA ODESSA TX” set at the southernmost southwest corner of this tract and the southeast corner of a surveyed 20.00-Acre Tract, whence a Railroad Spike (Control Monument) found in asphalt at the southeast corner of said Section 37 bears South 14°10’11” East, a distance of 2,619.65 fect

THENCE North 14°10’11” West with the cast line of said 20.00-Acre Tract, a distance of 1,019.64 feet to a1⁄2” Iron Rod with cap marked “LCA ODESSA TX” set for an all corner of this tract and the northeast corner of said 20.00-Acre Tract;

THENCE South 75°48’51” West with the north line od said 20.00-Acre Tract, a distance of 850.00 feet to a 1/2” Iron Rod with cap marked “LCA ODESSA TX” set at the westernmost southwest corner of this tract and the northwest corner of said 20-Acre Tract on the west line of said Sidney Pitt Survey and the east line of said Section 37, and

THENCE North 14°10’11” West with the west line of said 519.59-Acre Tract, the west line of said Sidney Pitt Survey and the west line of said Section 37, a distance of 997.55 feet to the Point of the Beginning containing 235.00-surface acres.

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